UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Agreement with White Lion Capital, LLC

On July 28, 2020, RespireRx Pharmaceuticals, Inc. (the “Company”) entered into an equity purchase agreement (the “EPA”) and a registration rights agreement (the “Registration Rights Agreement”) with White Lion Capital, LLC (the “Investor”) pursuant to which the Investor agreed to invest up to $2,000,000 to purchase the Company’s common stock, par value $0.001 (“Common Stock”) at a purchase price of 85% of the lowest daily volume weighted average price of the Common Stock for the five trading days prior to a given Closing Date, as defined in the EPA. Additionally, the Company issued to the Investor a convertible note (the “Commitment Note”) with a face amount of $25,000.

The Registration Rights Agreement was entered into as an inducement to the Investor to execute and deliver the EPA, whereby the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “1933 Act”) with respect to the shares of Common Stock issuable to the Investor pursuant to the EPA. The EPA terminates on the earlier of (i) June 30, 2021, (ii) the date on which the Investor has purchased $2,000,000 of the Company’s common stock, (iii) the date on which the registration statement agreed to in the Registration Rights Agreement is no longer in effect, (iv) upon Investor’s material breach of the EPA, (v) in the event a voluntary or involuntary bankruptcy petition is filed with respect to the Company, or (vi) if a custodian is appointed for the Company for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors.

The Commitment Note was issued in connection with the execution of the EPA and pursuant to the terms thereof, and obligates the Company to pay by July 28, 2021 (the “CN Maturity Date”) a principal amount of $25,000, together with a guaranteed interest payment of $2,000 representing an 8% per annum interest rate applied regardless of any payments or prepayments other than payments made by conversion of the Commitment Note. Upon an event of default, any amount of outstanding principal or interest would bear interest at the lower of 18% or the highest rate permitted by law.

The Investor has the right, at any time after the first 180 days, to convert any outstanding and unpaid amount (including accrued interest and other fees) into shares of Common Stock, provided that such conversion would not result in the Investor beneficially owning more than 9.99% of the Company’s then outstanding Common Stock. Unless an event of default has occurred, the Investor may convert at a per share conversion price equal to $0.02. Upon such conversion, all rights with respect to the portion of the Commitment Note being so converted terminate, except for the right to receive Common Stock.

The Investor also has the right, at any time the Commitment Note is outstanding, to apply any outstanding principal or interest as consideration for any equity, equity-linked and/or debt securities offered by the Company in any public offering or private placement, subject to the terms of the Commitment Note.

The Company may, with prior written notice to the Investor, prepay the entire outstanding principal amount under the Commitment Note at any time by making a payment to the Investor of an amount in cash equal to 110% of the outstanding principal, guaranteed interest amount, and any default interest or other amounts owed.

The shares of Common Stock to be issued and sold to the Investor pursuant to the EPA, or issuable upon conversion of the Commitment Note, and the Commitment Note are issued in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, which include Section 4(a)(2) of the 1933 Act, and Rule 506 of Regulation D promulgated thereunder. Pursuant to these exemptions, the Investor represented to the Company under the EPA, among other representations, that it was an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act.

The descriptions of the EPA, the Registration Rights Agreement and the Commitment Note do not purport to be complete and are qualified in their entirety by reference to the EPA, the Registration Rights Agreement and the Commitment Note, which are included as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement and Expiration of Provisional Term

On July 31, 2020, the Board of Directors of the Company approved an amendment, effective July 31, 2020 (the “Amendment”), of the employment agreement of Timothy Jones, the Company’s President and Chief Executive Officer (the “Employment Agreement”). Mr. Jones is also a director of the Company. On that same date, pursuant to Section 1.1 of the Employment Agreement, Mr. Jones’s employment with the Company was no longer considered “at will” and all rights and obligations set forth in the Employment Agreement were deemed effective as of that date.

The Amendment reduces the threshold dollar amount, from $5,000,000 to $2,500,000, of funds raised by the Company, above which the Board of Directors may not exercise its discretion to withhold payment to Mr. Jones of accrued compensation. As such, the Amendment will require Mr. Jones’ base salary and guaranteed bonus to be paid, rather than remain accrued and unpaid, once the Company raises $2,500,000.

The Amendment also amends the structure of Mr. Jones’ guaranteed bonus by (i) increasing the amount of the guaranteed bonus payable on October 31, 2020 from $150,000 to $200,000, and (ii) decreasing the amount of the guaranteed bonus payable on March 31, 2021 from $250,000 to $200,000. No other amendments were made to the Employment Agreement.

Prior to the approval of the Amendment, the Employment Agreement was filed by the Company on May 6, 2020, as Exhibit 99.1 to a Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release announcing the expiration of the provisional term of Mr. Jones’ Employment Agreement is attached as Exhibit 99.6 to this Current Report on Form 8-K.

Stock Option Pursuant to Employment Agreement

On July 31, 2020, pursuant to Section 6.4(a) of the Employment Agreement, the Company granted to Mr. Jones a five-year, non-qualified stock option to purchase 1,000,000 shares of Common Stock, exercisable at the closing price of a share of Common Stock on the date of the grant, which vested in its entirety immediately upon grant, with such terms and conditions as are set forth in Section 6.4 of the Employment Agreement (the “Employment Agreement Stock Option”).

The foregoing description of the Employment Agreement Stock Option granted does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan (as defined below), a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 8, 2015, and which is incorporated herein by reference, as supplemented by the Addendum attached as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed December 14, 2017, which is also incorporated herein by reference.

Approval of Amendment of the Amended and Restated 2015 Stock and Stock Option Plan

On July 31, 2020, the Board of Directors of the Company approved the adoption of the Fifth Amendment (the “Fifth Amendment”) of the Amended and Restated RespireRx Pharmaceuticals, Inc. 2015 Stock and Stock Option Plan (the “2015 Plan”). The Fifth Amendment increases the shares issuable under the 2015 Plan by 100,000,000, from 58,985,260 shares to 158,985,260. Other than the change in the number of shares available under the 2015 Plan, no other changes were made to the 2015 Plan by the Fifth Amendment.

The 2015 Plan provides for the issuance of shares of Company stock, in the form of stock grants and options to directors, officers, employees, consultants and other service providers of the Company. The Company has not submitted, and currently does not intend to submit, the 2015 Plan for stockholder approval. Accordingly, the 2015 Plan does not contemplate the issuance of Incentive Stock Options. The foregoing description of the 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2015 Plan, as amended. Prior to the approval of any amendments to the 2015 Plan, a copy of the 2015 Plan was filed by the Company on April 6, 2016, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the First Amendment of the 2015 Plan was filed by the Company on January 23, 2017, as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Second Amendment of the 2015 Plan was filed by the Company on December 14, 2017, as Exhibit 10.3 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Third Amendment of the 2015 Plan was filed by the Company on January 4, 2019, as Exhibit 99.4 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Fourth Amendment of the 2015 Plan was filed by the Company on May 6, 2020, as Exhibit 99.7 to a Current Report on Form 8-K and is incorporated herein by reference. A copy of the Fifth Amendment is attached as Exhibit 99.14 to this Current Report on Form 8-K and is incorporated herein by reference.

Grant of Common Stock Options to Executive Officers

On July 31, 2020, the Board of Directors of the Company granted non-qualified options to two executive officers of the Company, as detailed below.

The Company granted a non-qualified stock option to Mr. Jones to purchase 16,000,000 shares of Common Stock of the Company. The options vested or will vest, as applicable, in four installments: 25% on issuance, 25% on September 30, 2020, 25% on December 31, 2020, and 25% on March 31, 2021. The options will expire on July 31, 2025. The exercise price of the options is the closing per share market price of shares of Common Stock of the Company as of the date of issuance, which was $0.0072 per share. The option contains a cashless exercise provision.

The Company granted non-qualified options to Richard Purcell to purchase 5,000,000 shares of Common Stock of the Company. The options vested or will vest, as applicable, in four installments: 25% on issuance, 25% on September 30, 2020, 25% on December 31, 2020, and 25% on March 31, 2020. The options will expire on July 31, 2025. The exercise price of the options is the closing per share market price of shares of Common Stock of the Company as of the date of issuance, which was $0.0072 per share. The option contains a cashless exercise provision.

The foregoing description of the options granted does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 8, 2015, and which is incorporated herein by reference, as supplemented by the Addendum attached as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed December 14, 2017, which is also incorporated herein by reference.

Item 8.01 Other Events

Grant of Additional Common Stock Options

On July 31, 2020, the Board of Directors of the Company granted a non-qualified option exercisable into 7,500,000 shares of Common Stock of the Company to Kathryn MacFarlane, and additional non-qualified options exercisable into 21,000,000 shares of Common Stock of the Company in the aggregate to vendors, or assignees of vendors, in each case on either a discretionary basis or for services rendered. The options vested on issuance, and will expire on July 31, 2025. The exercise price of the options is the closing per share market price of shares of Common Stock of the Company as of the date of issuance, which was $0.0072 per share.

The foregoing description of the options granted does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Non-Statutory Stock Option Award Agreement under the 2015 Plan, a copy of which is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 8, 2015, and which is incorporated herein by reference, as supplemented by the Addendum attached as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed December 14, 2017, which is also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits that are filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1*	Equity Purchase Agreement, dated July 28, 2020, between RespireRx Pharmaceuticals Inc. and White Lion Capital, LLC.
99.2*	Registration Rights Agreement, dated July 28, 2020, between RespireRx Pharmaceuticals Inc. and White Lion Capital, LLC.
99.3*	8% Fixed Promissory Note, dated July 28, 2020.
99.4	Employment Agreement, dated May 6, 2020, between the Company and Timothy Jones, filed May 6, 2020 as Exhibit 99.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.5*	Amendment No. 1 to Employment Agreement, dated July 31, 2020.
99.6**	Press Release dated August 3, 2020.
99.7	Form of Non-Statutory Stock Option Award Agreement, filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 8, 2015, incorporated herein by reference.
99.8	Addendum No. 1 to Form of Non-Statutory Stock Option Award Agreement under the Amended and Restated 2015 Stock and Stock Option Plan, filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 14, 2017, incorporated herein by reference.
99.9	Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed on April 6, 2016 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.10	First Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed January 23, 2017 as Exhibit 10.1 to a Current Report on Form 8-K, incorporated herein by reference.
99.11	Second Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed December 14, 2017 as Exhibit 10.3 to a Current Report on Form 8-K, incorporated herein by reference.
99.12	Third Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed January 4, 2019 as Exhibit 99.4 to a Current Report on Form 8-K, incorporated herein by reference.
99.13	Fourth Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan, filed May 6, 2020 as Exhibit 99.7 to a Current Report on Form 8-K, incorporated herein by reference.
99.14*	Fifth Amendment of the Amended and Restated RespireRx Pharmaceuticals Inc. 2015 Stock and Stock Option Plan.

* Filed herewith.

** Furnished herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2020	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer